December 2, 2016

ADVANTAGE FUNDS, INC.

Dreyfus Global Dynamic Bond Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2016

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited (Newton), to serve as the fund's sub-investment adviser.

Paul Brain, Howard Cunningham and Parmeshwar Chadha are the fund's primary portfolio managers.  Mr. Brain and Mr. Cunningham have held the positions since the fund's inception in February 2011.  Mr. Chadha has held the position since December 2016.  Mr. Brain is the lead portfolio manager for the fund and is the investment leader of the fixed income team and chairman of the bond/FX strategy group at Newton. Mr. Cunningham is a credit analyst and investment manager and serves as chairman of the credit group at Newton.  Mr. Chadha is a fixed income fund manager and the lead manager on all of Newton’s high yield positions, as well as a member of the bond/FX and credit strategy group.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Paul Brain, Howard Cunningham and Parmeshwar Chadha are the fund's primary portfolio managers.  Mr. Brain and Mr. Cunningham have held the positions since the fund's inception in February 2011.  Mr. Chadha has held the position since December 2016.  Mr. Brain is the lead portfolio manager for the fund and is the investment leader of the fixed income team and chairman of the bond/FX strategy group at Newton, where he has been employed since 2004.  Mr. Cunningham is a credit analyst and investment manager and serves as chairman of the credit group at Newton, where he has been employed since 2000.  Mr. Chadha is a fixed income fund manager and the lead manager on all of Newton’s high yield positions, as well as a member of the bond/FX and credit strategy group.  Mr. Chadha has been employed at Newton since 2006.

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December 2, 2016

ADVANTAGE FUNDS, INC.

Dreyfus Global Dynamic Bond Fund

Supplement to Statement of Additional Information dated

November 11, 2015, as revised or amended, December 31, 2015, February 1, 2016, March 1, 2016, March 31, 2016, April 29, 2016, June 30, 2016, August 31, 2016 and September 30, 2016

The following information supplements the information contained in the section of the fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

Jonathan Day is no longer a portfolio manager of the Fund.

The following table lists the number and types of accounts advised by Parmeshwar Chadha, one of the primary portfolio managers of Advantage Funds, Inc. – Dreyfus Global Dynamic Bond Fund and assets under management in those accounts as of October 31, 2016:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Parmeshwar Chadha	0	$ 0.00	4	2.55B	0	$ 0.00

As of October 31, 2016, Mr. Chadha did not manage any accounts subject to performance-based advisory fees.

As of October 31, 2016, Mr. Chadha did not beneficially own any shares of Advantage Funds, Inc. - Dreyfus Global Dynamic Bond Fund.

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